EXHIBIT 21.1

SUBSIDIARIES OF THE KROGER CO.

84.51 LLC [Ohio]

84.51 HQ Building Company, LLC [Ohio]

Alpha Beta Company [California]

Also Doing Business As:

Food 4 Less

Ralphs

Ansonborough Square Investors I, LLC [Delaware]

Ansonborough Square Retail, LLC [South Carolina]

Ardrey Kell Investments, LLC [North Carolina]

Bay Area Warehouse Stores, Inc. [California]

Also Doing Business As:

Foods Co.

Beech Tree Holdings, LLC [Delaware]

Bell Markets, Inc. [California]

Bleecker Ventures LLC [New York]

Bluefield Beverage Company [Ohio]

Box Cutter, Inc. [New York]

Brier Creek Arbors Drive Retail, LLC [North Carolina]

Cala Co. [Delaware]

Also Doing Business As:

Food 4 Less

Cala Foods, Inc. [California]

Also Doing Business As:

Foods Co.

CB&S Advertising Agency, Inc. [Oregon]

Cheeses of All Nations, Inc. [New York]

Country Oven, Inc. [Ohio]

Crawford Stores, Inc. [California]

Creedmoor Retail, LLC [North Carolina]

Dillon Companies, LLC [Kansas]

Also Doing Business As:

Baker's Supermarkets

City Market

City Market Fuel Center

City Market Pharmacy

Dillons

Dillons Marketplace

Dillons Pharmacy

Gerbes Supermarkets

Inter-American Products

King Soopers

King Soopers Fuel Center

King Soopers Marketplace

Peyton’s Fountain

Dillon Real Estate Co., Inc. [Kansas]

Distribution Trucking Company [Oregon]

Dotto, Inc. [Indiana]

Edgewood Plaza Holdings, LLC [Ohio]

Embassy International, Inc. [Ohio]

Farmacia Doral, Inc. [Puerto Rico]

FM, Inc. [Utah]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

FMJ, Inc. [Delaware]

Also Doing Business As:

FMJ Ecommerce

Fred Meyer Jewelers Mail Order

fredmeyerjewelers.com

littmanjewelers.com

Food 4 Less GM, Inc. [California]

Food 4 Less Holdings, Inc. [Delaware]

Food 4 Less Merchandising, Inc. [California]

Food 4 Less of California, Inc. [California]

Also Doing Business As:

Food 4 Less

Food 4 Less of Southern California, Inc. [Delaware]

Fred Meyer, Inc. [Delaware]

Fred Meyer Jewelers, Inc. [California]

Also Doing Business As:

Fred Meyer Jewelers

Littman Jewelers

Fred Meyer Stores, Inc. [Ohio]

Also Doing Business As:

Fred Meyer Cork & Tap

Fred Meyer Fuel Center

Fred Meyer Fuel Stop

Fred Meyer Pharmacy

Fred Meyer

Inter-American Products

QFC

QFC Fuel Station

Q20 Pub

Quality Food Centers

Swan Island Dairy

Glasswing Labs LLC [Ohio]

Glendale/Goodwin Realty I, LLC [Ohio]

Grubstake Investments, LLC [Oregon]

Harris Teeter, LLC [North Carolina]

Also Doing Business As:

Harris Teeter

Harris Teeter Properties, LLC [North Carolina]

Harris-Teeter Services, Inc. [North Carolina]

Harris Teeter Supermarkets, Inc. [North Carolina]

Healthy Options Inc. [Delaware]

Also Doing Business As:

Columbus Central Fill

Postal Prescription Services

Henpil, Inc. [Texas]

Hood-Clayton Logistics LLC [Georgia]

HT Fuel DE, LLC [Delaware]

HT Fuel NC, LLC [North Carolina]

HT Fuel SC, LLC [South Carolina]

HT Fuel VA, LLC [Virginia]

HTGBD, LLC [North Carolina]

HTP Bluffton, LLC [North Carolina]

HTP Plaza LLC [North Carolina]

HTP Relo, LLC [North Carolina]

HTPS, LLC [North Carolina]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

HTTAH, LLC [North Carolina]

Hughes Markets, Inc. [California]

Also Doing Business As:

Ralphs

Hughes Realty, Inc. [California]

Inter-American Foods, Inc. [Ohio]

Inter-American Products, Inc. [Ohio]

IRP, LLC [Wisconsin]

I.T.A., Inc. [Wisconsin]

ITAC 119, LLC [North Carolina]

ITAC 265, LLC [North Carolina]

Jondex Corp. [Wisconsin]

Jubilee Carolina, LLC [North Carolina]

J.V. Distributing, Inc. [Michigan]

KCDE-2 LLC [Ohio]

KCDE-3 LLC [Ohio]

KCDE-4 LLC [Ohio]

KCDE-5 LLC [Ohio]

KCDE – 2012, LLC [Ohio]

KCDE – 2013, LLC [Ohio]

Kee Trans, Inc. [Wisconsin]

KGO LLC [Ohio]

Kiosk Medicine Kentucky, LLC [Kentucky]

Also Doing Business As:

The Little Clinic

Kirkpatrick West Retail, LLC [Virginia]

KPF, LLC [Delaware]

KPS, LLC [Ohio]

KRGP LLC [Ohio]

Also Doing Business As:

Kitchen 1883

KRLP Inc. [Ohio]

The Kroger Co. of Michigan [Michigan]

Also Doing Business As:

Inter-American Products

Kessel Food Markets

Kessel Pharmacies

Kroger

Kroger Fresh Fare

Kroger Marketplace

Michigan Dairy

Kroger Community Development Entity, LLC [Ohio]

Kroger Dedicated Logistics Co. [Ohio]

Also Doing Business As:

KDL

Kroger Fulfillment Network, LLC [Ohio]

Kroger G.O. LLC [Ohio]

Kroger Limited Partnership I [Ohio]

Also Doing Business As:

Chef’s Choice Catering

Foods Plus

Gene Maddy Drugs

Inter-American Products

JayC Food Stores

Kentucky Distribution Center

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Kroger

Kroger Fresh Fare

Kroger Marketplace

Kroger Pharmacy

Owen's Supermarket

Pay Less Super Markets

Peyton's Southeastern

Queen City Centre

Ruler Foods

Scott’s Food & Pharmacy

Kroger Limited Partnership II [Ohio]

Also Doing Business As:

Country Oven Bakery

Crossroad Farms Dairy

Inter-American Products

K. B. Specialty Foods

Kenlake Foods

Pace Dairy of Indiana

Peyton's Northern

Winchester Farms Dairy

Kroger LM Real Estate Holdings, LLC [Ohio]

Kroger Management Co. [Michigan]

Kroger Management – Corryville, LLC [Ohio]

Kroger Management – NMTC Athens I, LLC [Ohio]

Kroger Management – NMTC Champaign I, LLC [Ohio]

Kroger Management – NMTC Champaign II, LLC [Ohio]

Kroger Management – NMTC Cincinnati I, LLC [Ohio]

Kroger Management – NMTC Dallas I, LLC [Ohio]

Kroger Management – NMTC Danville I, LLC [Ohio]

Kroger Management – NMTC Logansport I, LLC [Ohio]

Kroger Management – NMTC Missouri I, LLC [Ohio]

Kroger Management – NMTC Oak Ridge I, LLC [Ohio]

Kroger Management – NMTC Olney I, LLC [Ohio]

Kroger Management – NMTC Omaha I, LLC [Ohio]

Kroger Management – NMTC Portsmouth I, LLC [Ohio]

Kroger Management – NMTC Starkville I, LLC [Ohio]

Kroger Management – NMTC Topeka I, LLC [Ohio]

Kroger Management – NMTC Warrenton I, LLC [Ohio]

Kroger MC Holdings, LLC [Ohio]

Kroger MTL Management, LLC [Ohio]

Kroger NMTC Fremont I, LLC [Ohio]

Kroger Opportunity Fund I, Inc. [Ohio]

Kroger OZ1 Inc. [Ohio]

Kroger OZ2 Inc. [Ohio]

Kroger OZ3 Inc. [Ohio]

Kroger OZ1 LLC [Ohio]

Kroger OZ2 LLC [Ohio]

Kroger OZ3 LLC [Ohio]

Kroger Prescription Plans, Inc. [Ohio]

Kroger Specialty Infusion AL, LLC [Alabama]

Also Doing Business As:

Kroger Specialty Infusion AL

Kroger Specialty Infusion CA, LLC [California]

Also Doing Business As:

Kroger Specialty Infusion CA

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Kroger Specialty Infusion Holdings, Inc. [Delaware]

Kroger Specialty Infusion TX, LLC [Texas]

Also Doing Business As:

Kroger Specialty Infusion TX

Kroger Specialty Pharmacy CA, LLC [Delaware]

Also Doing Business As:

Kroger Specialty Infusion CA

Kroger Specialty Pharmacy CA 2 LLC [Delaware]

Kroger Specialty Pharmacy FL 2 LLC [Delaware]

Also Doing Business As:

Kroger Specialty Infusion FL 2

Kroger Specialty Pharmacy Holdings, Inc. [Delaware]

Kroger Specialty Pharmacy Holdings I, Inc. [Delaware]

Kroger Specialty Pharmacy Holdings 2, Inc. [Delaware]

Kroger Specialty Pharmacy Holdings 3, Inc. [Delaware]

Kroger Specialty Pharmacy, Inc. [Florida]

Also Doing Business As:

Kroger Specialty Pharmacy CA 3

Kroger Specialty Pharmacy FL

Kroger Specialty Pharmacy LA, LLC [Louisiana]

Also Doing Business As:

Kroger Specialty Pharmacy LA

Kroger Texas L.P. [Ohio]

Also Doing Business As:

America's Beverage Company

Inter-American Products

Kroger

Kroger Fresh Fare

Kroger Marketplace

Vandervoort Dairy Foods Company

KV Anderson, LLC [Delaware]

Latta Village, LLC [North Carolina]

LCGP3 Home Cooking, Inc. [Delaware]

The Little Clinic LLC [Delaware]

The Little Clinic Management Services LLC [Delaware]

The Little Clinic of Arizona LLC [Delaware]

The Little Clinic of Colorado LLC [Delaware]

The Little Clinic of IN LLC [Delaware]

The Little Clinic of Kansas LLC [Delaware]

The Little Clinic of Mississippi LLC [Delaware]

The Little Clinic of Ohio LLC [Ohio]

The Little Clinic of Tennessee LLC [Delaware]

The Little Clinic of TX LLC [Delaware]

The Little Clinic of VA LLC [Delaware]

Local Mkt LLC [Ohio]

Main & Vine LLC [Ohio]

Matthews Property 1, LLC [North Carolina]

Mega Marts, LLC [Wisconsin]

Also Doing Business As:

Metro Market

Pick ‘n Save

Michigan Dairy, L.L.C. [Michigan]

Murray’s Cheese LLC [Ohio]

Also Doing Business As:

Murray’s Cheese

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Murray’s LIC LLC [New York]

Also Doing Business As:

Murray’s Cheese Bar

Murray’s Table LLC [New York]

Also Doing Business As:

Murray’s Table

Pace Dairy Foods Company [Ohio]

Paramount Logistics, LLC [Ohio]

Pay Less Super Markets, Inc. [Indiana]

Peyton's-Southeastern, Inc. [Tennessee]

Also Doing Business As:

Peyton's Mid-South Company

Plum Labs LLC [Ohio]

Pontiac Foods, Inc. [South Carolina]

Queen City Assurance, Inc. [Vermont]

Ralphs Grocery Company [Ohio]

Also Doing Business As:

Food 4 Less

Food 4 Less Midwest

Foods Co.

Inter-American Products

Ralphs

Ralphs Fresh Fare

RBF, LLC [Wisconsin]

Relish Labs LLC [Delaware]

Also Doing Business As:

Home Chef

RGC Southeast Properties LLC [Ohio]

Rocket Newco, Inc. [Texas]

Roundy’s Acquisition Corp. [Delaware]

Roundy’s Illinois, LLC [Wisconsin]

Also Doing Business As:

Mariano’s

Roundy’s, Inc. [Delaware]

Roundy’s Supermarkets, Inc. [Wisconsin]

Also Doing Business As:

Mariano’s Pharmacy

RCK Foods

Second Story, Inc. [Washington]

Shop-Rite, LLC [Wisconsin]

Also Doing Business As:

Metro Market

Pick ‘n Save

Smith’s Beverage of Wyoming, Inc. [Wyoming]

Smith’s Food & Drug Centers, Inc. [Ohio]

Also Doing Business As:

Fry’s Food Stores

Fry’s Marketplace

Fry’s Mercado

Inter-American Products

Smith’s Express

Smith’s Food & Drug

Smith’s Fuel Centers

Smith’s Marketplace

Southern Ice Cream Specialties, Inc. [Ohio]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Stallings Investors I, LLC [North Carolina]

Sunrise R&D Holdings, LLC [Ohio]

Sunrise Technology LLC [Ohio]

TLC Corporate Services LLC [Delaware]

TLC Immunization Clinic LLC [Delaware]

TLC of Georgia LLC [Delaware]

Also Doing Business As:

The Little Clinic

Topvalco, Inc. [Ohio]

Ultimate Mart, LLC [Wisconsin]

Also Doing Business As:

Metro Market

Pick ‘n Save

Ultra Mart Foods, LLC [Wisconsin]

Also Doing Business As:

Metro Market

Pick ‘n Save

Vine Court Assurance Incorporated [Vermont]

Vitacost.com, Inc. [Delaware]

Woodmont Holdings, LLC [North Carolina]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.